Exhibit 10.2

AMENDMENT TO SPECIAL WARRANTY DEED

WHEREAS, Odessa Industrial Development Corporation dibia Grow Odessa (“Grantor”) and Texas Critical Data Centers, LLC (“Grantor”) entered into a certain Real Estate Sales Contract (“Contract”) with regard to the following described property:

Being a 205.13 acre tract of which 195.84 Acres are in that certain 519.59 acre tract as described in Document No. 2008-00010071, in a portion of the Gee McMeans Survey Number 1 as recorded in Volume 2, Page 174, Patent Records of Ector County, Texas, a portion of the Mat Atwood Pre-Emption Survey as recorded in Volume 2, Page 38, Patent Records of Ector County, Texas, and 9.29 acres are in that certain 33.06 acre tract as decribed in Document Number 2010-00001417, the Official Public Records of Ector County, Texas, located in Section 40, Block 41, T-2-S, T&P RR Co. Survey, Ector County, Texas and being more particularly described by metes and bounds on Exhibit “B” attached hereto, (the “Property”)

WHEREAS, the Parties closed on the contract on December 19, 2025;

WHEREAS, the parties executed a Special Warranty Deed that was recorded as Document No. 2025-00024528 in the Official Public Records, Ector County, Texas (the “Deed”). The Deed contained a Right to Repurchase as its Exhibit A that granted Grantor the right to repurchase the Property upon the failure of certain Triggering Events (as defined therein);

WHEREAS, the parties now wish to amend the Deed to modify the right to repurchase;

NOW, THEREFORE, in consideration of the mutual covenants, agreements, and promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Exhibit A of the Special Warranty Deed recorded as Document No. 2025-00024528 is deleted in its entirety and replaced with the following:

Exhibit A

Right to Repurchase

Odessa Industrial Development Corporation d/b/a Grow Odessa (“Grantor”) shall be entitled to repurchase the property described herein if construction of the foundation for the first phase of Texas Critical Data Centers, LLC’s project is not initiated within twenty-four (24) months of the date of recording of this Amendment to Special Warranty Deed; provided, however, that for purposes of this provision, “initiated” means the commencement of pouring the foundation for at least one (1) building of reasonably comparable size to support a data center on the usable acreage of the Property in Purchaser’s reasonable discretion, subject to reasonable modifications based on construction and engineering requirements (the “Triggering Event”). Upon the occurrence of the Triggering Event, Grantor shall, at any point thereafter, by refunding eighty percent (80%) of the Purchase Price of the Property (the purchase price being $5,128,250.00), be entitled to repurchase the Property together with any and all improvements located thereon. Grantor shall notify Grantee, by certified letter, mailed to Grantee’s last known address, of its repurchase of the Property together with all improvements thereon, and shall simultaneously tender payment to a title company of Grantor’s choice to be paid over to Grantee upon delivery of the warranty deed by Grantee. Grantee shall, within sixty (60) days of the receipt of said notice, consummate said repurchase by delivery of a good and sufficient special warranty deed conveying the Property to Grantor. Should the said repurchase not be so consummated at the termination of said sixty (60) day period, title to the above-described Property shall automatically revert to and vest in Grantor, its successors and assigns, and Grantor shall be entitled to immediate possession of the premises and improvements thereon if any; provided, however, that such reversion shall not affect any mortgage or lien which may be in good faith legally existing upon said premises or upon any improvements thereon.

All other terms of the Deed shall remain the same.

EXECUTED this 25 day of March, 2026.

GRANTOR

ODESSA INDUSTRIAL DEVELOPMENT CORPORATION

/s/ Jimmy Cox
By:	Jimmy Cox, President

THE STATE OF TEXAS

COUNTY OF ECTOR

This instrument was acknowledged before me on the 25 day of March, 2026, by Jimmy Cox, President of Odessa Industrial Development Corporation d/b/a Grow Odessa, a Texas not-for-profit corporation, on behalf of said corporation

/s/ Christopher J. Terry
NOTARY PUBLIC, STATE OF TEXAS

GRANTEE:

TEXAS CRITICAL DATA CENTERS, LLC

/s/ E. Will Gray II
E. Will Gray II, Manager

THE STATE OF TEXAS

COUNTY OF MIDLAND

This instrument was acknowledged before me on the 27 day of March, 2026, by E. Will Gray II, Manager of TEXAS CRITICAL DATA CENTERS, LLC, a Delaware limited liability company, on behalf of said company.

/s/ Shaye Farris
NOTARY PUBLIC, STATE OF TEXAS

Exhibit B

METES & BOUNDS DESCRIPTION

OF A 205.13-ACRE TRACT

LOCATED IN A 519.59-ACRE TRACT IN

DOCUMENT NO. 2008-00010071 &

A 13.49-ACRE TRACT IN

DOCUMENT NO. 2010-00001417

OF THE OFFICIAL PUBLIC RECORDS

ECTOR COUNTY, TEXAS

BEING A 205.13-ACRE TRACT OF WHICH 195.84-ACRES ARE IN THAT CERTAIN 519.59-ACRE TRACT AS DESCRIBED IN DOCUMENT NO. 2008-00010071, IN A PORTION OF THE GEE McMEANS SURVEY NUMBER 1 AS RECORDED IN VOLUME 2, PAGE 174, PATENT RECORDS OF ECTOR COUNTY, TEXAS, A PORTION OF THE MAT ATWOOD PRE-EMPTION SURVEY AS RECORDED IN VOLUME 2, PAGE 38, PATENT RECORDS OF ECTOR COUNTY, TEXAS, AND 9.29-ACRES ARE IN THAT CERTAIN 33.06-ACRE TRACT AS DESCRIBED IN DOCUMENT NO. 2010-00001417 THE OFFICIAL PUBLIC RECORDS OF ECTOR COUNTY, TEXAS LOCATED IN SECTION 40, BLOCK 41, T-2-S, T&P RR CO. SURVEY, MIDLAND COUNTY, TEXAS AND BEING MORE PARTICULARLY DESCRIBED BELOW:

BEGINNING at (Y= 10,635,916.72’ & X 1,681,192.44’) a 1/2” Iron Rod with cap marked “LCA ODESSA TX” set at the southwest corner of this tract and the northwest corner of a 235.00-Acre Tract also surveyed this day on the west line of said Gee McMeans Survey and the east line of Section 37, Block 42, T-2-S, T&P RR Co. Survey, Ector County Texas, whence a 3” Brass Disk found in concrete (Control Monument) marked “TESCO” at the north west corner of said Gee McMeans Survey and the northeast corner of said Section 37 and the northwest corner of said 519.59-Acre Tract bears North 14°10’11” West, a distance of 1,670.39 feet;

THENCE North 14°10’11” West with the west line of said 519.59-Acre Tract, the west line of said Gee McMeans Survey and the west line of said Section 37, a distance of 642.48 feet to a 1⁄2” Iron Rod with cap marked “LCA ODESSA TX” set on the southeastern right-of-wat of JBS Parkway;

THENCE North 24°03’35” East with the southeastern right-of-way of said JBS Parkway, a distance of 1,319.83 feet to a 1⁄2” Iron Rod with cap marked “LCA ODESSA TX” set on the intersection of the north line of said Gee McMeans Survey, the south line of Section 31 of said Block 41 and the southeastern right- of-way line of said JBS Parkway;

THENCE North 75°12’30” East with the north line of said 519.95-Acre Tract, the north line of said Gee McMeans Survey and the south line of said Section 31, pass a 1/2 “ Iron Rod with cap marked “LCA ODESSA TX” found at the common northeast corner of said Gee McMeans Survey and the northwest corner of said Mat Atwood Survey at 1,817.96 feet, continuing with the with the north line of said 519.95-Acre Tract, the north line of said Mat Atwood Survey and the south line of said Section 31, a total distance of 4,452.55 feet to a 2” Iron Pipe (Control Monument) found at the northeast corner of said 519.95-Acre Tract, the northeast corner of said Mat Atwood Survey, the common corner of the northwest corner of Section 40, the common southeast corner of said Section 31, the southwest corner of Section 32 of said Block 41, and the northwest corner off said 33.06-Acre Tract;

THENCE North 75°10’56” East with the north line of said 33.06-Acre Tract, and the common north line of said Section 40 and the south line of said Section 32, a distance of 201.61 feet to a 1⁄2” Iron Rod with cap marked “JFL 2410” (Control Monument) found at the northeast corner of said 33.06-Acre Tract on the north line of said Section 40 and the west right-of-way of LOOP 338, a 200-foot public right-of-way described in Volume 1158 Page 229 of the Deed Records of Ector County, Texas;

THENCE South 14°08’17” East with the east line of said 33.06-Acre Tract and the west right-of-way of said LOOP 338, a distance of 99.89 feet to a 1⁄2” Iron Rod with cap marked “LCA ODESSA TX” found at a Point of Curvature of a curve to the left;

THENCE along said curve to the left in a southeasterly direction with the east line of said 33.06-Acre Tract and the west right-of-way of said LOOP 338, having a radius length of 11,557.42 feet, a delta angle of 05°00’04”, an arc length of 1.008.80 feet, a chord length of 1,008.48 feet bearing South 16°38’15” East to a 1⁄2” Iron Rod with cap marked “JFL 2410” (Control Monument) found at the Point of Tangency;

THENCE South 19°02’34” East with the east line of said 33.06-Acre Tract and the west right-of-way of said LOOP 338, a distance of 99.89 feet to a 1/2” Iron Rod with cap marked “LCA ODESSA TX” found at a Point of Curvature of a curve to the right;

THENCE along said curve to the right in a southeasterly direction with the cast line of said 33.06-Acre Tract and the west right-of-way of said LOOP 338, having a radius length of 11,557.68 feet, a delta angle of 02°24’00”, an arc length of 475.73 feet, a chord length of 475.70 feet bearing South 17°56’17” East to a 1/2“Iron Rod with cap marked “LCA ODESSA TX” set at the common corner southeast corner of this tract and the northeast corner of said 235.00-acre tract;

THENCE South 75°48’51” West through said 33.06-Acre Tract and said 519.95-Acre Tract, pass the common cast line of said 519.59-Acre Tract and the west line of said 33.06-Acre Tract and the west line of said Section 40 at 288.86 feet, pass west line of said Mat Atwood Survey and the east line of said Gee McMeans Survey at 2,923.38 feet, in all a total distance of 5,557.77 feet Point of the Beginning containing 205.13-surface acres.

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